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                           RECEIVABLES SALE AGREEMENT

                                   Dated as of

                                November 30, 1999

                                 by and between

                         STAR TELECOMMUNICATIONS, INC.,

          THE ENTITIES LISTED ON THE SIGNATURE PAGE TO THIS AGREEMENT,

          individually and collectively as Seller and Subservicer, and

                            RFC CAPITAL CORPORATION,

                                  as Purchaser

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         RECEIVABLES SALE AGREEMENT (the "Agreement"), dated as of November 30,
1999, by and between STAR TELECOMMUNICATIONS, INC. ("STAR"), THE ENTITIES LISTED ON THE SIGNATURE PAGE TO THIS AGREEMENT ("OTHER SELLERS"), Star and the Other Sellers, each together with its respective successors and assigns, individually and collectively, as Seller and Subservicer, and RFC CAPITAL CORPORATION, a Delaware corporation, as Purchaser.

                                   WITNESSETH:

         WHEREAS, the Seller desires to sell certain of its telecommunication receivables and the Purchaser is a corporation formed for the purpose of purchasing certain telecommunication receivables from time to time;

         WHEREAS, the Purchaser shall retain the complete right and ultimate authority to perform certain servicing, administrative and collection functions in respect of the receivables purchased by the Purchaser under this Agreement;

         WHEREAS, the Purchaser desires that the Subservicer be appointed to perform certain servicing, administrative and collection functions in respect of the Purchased Receivables; and

         WHEREAS, the Seller has been requested and is willing to act as the Subservicer.

         NOW, THEREFORE, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

         Section 1.1. CERTAIN DEFINED TERMS. The capitalized terms used in this Agreement shall have the respective meanings set forth on Exhibit A to this Agreement.

         Section 1.2. OTHER TERMS. All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles. All terms defined in Article 9 of the UCC, and not specifically defined in this Agreement, are used in this Agreement as defined in such Article 9 of the UCC.

            ARTICLE II - PURCHASE AND SALE; ESTABLISHMENT OF ACCOUNTS

         Section 2.1. OFFER TO SELL. Seller shall offer to sell, transfer, assign and set over to Purchaser those Eligible Receivables selected for sale by Seller, in its sole discretion, and to be set forth on a list of such Eligible Receivables which list shall be delivered by the Seller to the Purchaser no later than three (3) Business Days prior to each Purchase Date; provided, notwithstanding the foregoing, Seller agrees to offer for Purchase to the Purchaser Eligible Receivables in an amount not less than twenty percent (20.0%) of the Purchase Commitment during any ninety (90) day period during the term of this Agreement.

         Section 2.2. PURCHASE OF RECEIVABLES. (a) Until the occurrence of a Termination Date, upon receipt of the list of Eligible Receivables and offer to sell pursuant to Section 2.1, the Purchaser, in its sole discretion, will confirm which of the Eligible Receivables offered by Seller that the Purchaser will Purchase. The Purchase of such Receivables shall occur upon payment of the applicable Purchase Price, as provided at Section 2.3 of this Agreement. Upon Purchase of the Receivables, Seller will have sold, transferred, assigned, set over and conveyed to Purchaser, without recourse except as expressly provided herein, all of Seller's right, title and interest in and to the Purchased Receivables, and title to such Purchased Receivables shall have passed to Purchaser at such time. If, in the event the Purchaser determines, in its sole discretion, not to Purchase Eligible Receivables of like character and quality as

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those previously purchased under this Section 2.2, and provided there has not occurred any Event of Seller Default or material adverse change in the business or financial condition of the Seller, the Purchaser shall provide the Seller with notice of the same within five Business Days of Purchaser's receipt of the Seller's list of Eligible Receivables pursuant to Section 2.1 and if, as a result thereof, Seller elects to provide written notice to the Purchaser of its intention to terminate this Agreement, resulting in the occurrence of a Termination Date, then the Seller shall not be obligated to pay to the Purchaser a Termination Fee.

         (b) The Seller shall not take any action inconsistent with such ownership and, from and after the date of such transfer, shall not claim any ownership in any Purchased Receivable. The Seller shall indicate in its Records that ownership interest in any Purchased Receivable is held by the Purchaser. In addition, the Seller shall respond to any inquiries with respect to ownership of a Purchased Receivable by stating that it is no longer the owner of such Purchased Receivable and that ownership of such Purchased Receivable is held by the Purchaser. Documents relating to the Purchased Receivables shall be held in trust by the Seller and the Subservicer, for the benefit of the Purchaser as the owner of the Purchased Receivables, and possession of any Required Information relating to the Purchased Receivables so retained is for the sole purpose of facilitating the servicing of the Purchased Receivables and carrying out the terms of this Agreement. Such retention and possession is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser only, except to the extent necessary for the Seller's enforcement of its rights under this Agreement.

         Section 2.3. PURCHASE PRICE AND PAYMENT. The Purchase Price for Receivables purchased on any Purchase Date and paid by the Purchaser to the Seller shall be an amount equal to the aggregate Net Values of such Purchased Receivables and shall be paid by the Purchaser to the Seller by wire transfer on such respective Purchase Date. The Purchase Price to be paid on such Purchase Date shall be reduced by (a) the Program Fees as of such Purchase Date, (b) the amount, if any, by which the Seller Credit Reserve Account (net of withdrawals required hereunder) is less than the Specified Credit Reserve Balance as of such Purchase Date, (c) any Rejected Receivable Amount, and (d) other amounts due the Purchaser in accordance with this Agreement. At any time the aggregate Net Value of all Purchased Receivables shall not exceed the Purchase Commitment.

         Section 2.4. ESTABLISHMENT OF ACCOUNTS; CONVEYANCE OF INTERESTS THEREIN; INVESTMENTS. (a) One or more Lockbox Accounts will be established or assigned, as the case may be, for the benefit of the Purchaser into which all Collections from Payors with respect to Receivables shall be deposited. The Lockbox Accounts will be maintained at the expense of the Seller. The Seller, or the Subservicer, as the case may be, agrees to deposit all Collections it receives with respect to Receivables in said Lockbox Accounts and will instruct all Payors to make all payments on Receivables to said Lockbox Accounts. All funds in said Lockbox Accounts will be remitted to the Collection Account as instructed by the Purchaser.

         (b) The Purchaser has established and shall maintain the "Collection Account" (the "Collection Account"), the "Purchase Account" (the "Purchase Account") and the "Seller Credit Reserve Account" (the "Seller Credit Reserve Account").

         (c) The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to all amounts deposited, from time to time, in the Lockbox Accounts, the Collection Account and the Seller Credit Reserve Account. Any Collections relating to Receivables held by the Seller or the Subservicer pending deposit to the Lockbox Accounts as provided in this Agreement, shall be held in trust for the benefit of the Purchaser until such amounts are deposited into the Lockbox Accounts. All Collections in respect of Purchased Receivables received by the Seller and not deposited directly by the Payor in the Lockbox Accounts shall be remitted to the Lockbox Accounts on the day of receipt or the following Business Day if the day of receipt is not a Business Day, and if such Collections are not remitted by Seller on a timely basis, in addition to its other remedies hereunder, the Purchaser shall be entitled to receive a late charge (which shall be in addition to the

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Program Fee) equal to 15% per annum of such Collections or the maximum rate legally permitted if less than such rate, calculated as of the first Business Day of such delinquency.

         Section 2.5. GRANT OF SECURITY INTEREST. It is the intention of the parties to this Agreement that each payment of the Purchase Price by the Purchaser to the Seller for Purchased Receivables to be made under this Agreement shall constitute payment of consideration for a purchase of such Purchased Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced by this Agreement constitutes a loan and not a purchase and sale, it is the intention of the parties that this Agreement shall constitute a security agreement under the UCC and any other applicable law, and that the Seller shall be deemed to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Purchased Receivables; all payments of principal of or interest on such Purchased Receivables; all amounts on deposit from time to time in the Lockbox Accounts, the Collection Account and the Seller Credit Reserve Account; all other rights relating to and payments made under this Agreement, and all proceeds of any of the foregoing.

         Section 2.6. FURTHER ACTION EVIDENCING PURCHASES. The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Purchased Receivables or to enable the Purchaser to exercise or enforce any of its rights hereunder.

                      ARTICLE III - CONDITIONS OF PURCHASES

         Section 3.1. CONDITIONS PRECEDENT TO ALL PURCHASES. Each Purchase from the Seller by the Purchaser shall be subject to the conditions precedent that as of each Purchase Date, the satisfaction of which will be determined by the Purchaser in good faith:

         (a) No Event of Seller Default has occurred and the Seller is in compliance in all material respects with any representation, warranty or covenant provided under this Agreement or any other agreement or certificate relating to the transactions contemplated hereby;

         (b) The Seller shall have delivered to the Purchaser as of such Purchase Date or on any previous Purchase Date a complete copy of each of the then current Carrier Agreements, Clearinghouse Agreements and Billing and Collection Agreements and any amendment or modification of such agreements and a copy of each material written notice (e.g., termination, delinquent payment, threat of suspended service, etc.) delivered by or received by either the Carrier, Billing and Collection Agent, Clearinghouse Agent or the Seller with respect to any Carrier Agreement, Clearinghouse Agreement and/or the Billing and Collection Agreement;

         (c) Purchaser shall have received, in form and substance satisfactory to Purchaser, all consents, waivers, acknowledgments, releases, terminations and other agreements and documents from third persons which Purchaser may deem necessary in order to permit, protect and perfect its rights, ownership or otherwise, in the Purchased Receivables and liens upon any collateral or to effectuate the provisions or purposes of this Agreement;

         (d) The Termination Date shall not have occurred;

         (e) The Seller shall have taken such other action, including but not limited to the delivery of an opinion of counsel prior to the initial Purchase Date in the form of Exhibit D hereto, or delivered such other approvals, opinions or documents to the Purchaser, as the Purchaser may reasonably request;

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         (f) Chris Edgecomb shall continue to (i) hold at least such title and authority as held as of the Closing Date and (ii) be a full time employee of Seller, unless a reasonably acceptable replacement is identified and meets with Purchaser's written approval within ninety (90) days thereafter;

         (g) The Seller shall not (i) have made any material change in the nature of the business that Seller presently conducts or change its name or the location of its chief executive office or the location of the office where records are kept, (ii) merge or consolidate with any other corporation (where the Seller will not be the surviving entity without the Purchaser's written consent), or purchase any stock or assets of any other party, other than assets used by Seller in the ordinary course of its business;

         (h) The Seller's Tangible Net Worth (as defined in this Section) shall be not less than $60,000,000. "Tangible Net Worth" means the stockholders' equity of Seller and Seller's subordinated debt, reduced by intangible assets of Seller, amounts owing to Seller by any interested party or Seller Affiliate and all other assets of Seller not readily convertible into money, as reasonably determined by Purchaser.

         (i) The Seller's ratio of its current assets to its current liabilities shall be not less than 0.45 to 1.0; provided, however, that in the event all or substantially all of the assets or capital stock of any individual Seller hereto is sold, transferred, assigned or conveyed to any third party, such ration shall be not less than 1.0 to 1.0;

         (j) Other than the $80,000,000 capital expenditure related to the Indefeasible Right to Use Agreement by and between Qwest Communications Corporation and Helvey Com, Inc. dated September 15, 1998, and the $40,000,000 capital expenditure related to Seller's participation in China-U.S. Cable Network, LLC, the Seller shall not have made capital expenditures of any kind or nature, including leases of property which are required to be capitalized on Seller's balance sheet, in an aggregate amount in excess of $120,000,000 during the period commending as of the Closing Date and ending on two year anniversary of such Closing Date;

         (k) the Seller's ratio of Net Value to monthly Collections shall not be greater than 1.5 to 1.0 with respect to Receivables purchased hereunder which are not International Receivables;

         (l) the Seller's ratio of Net Value to monthly Collections shall not be greater than 1.0 to 1.0 with respect to Receivables purchased hereunder which are International Receivables;

         (m) the outstanding Net Value of International Receivables purchased pursuant to this Agreement at any time shall not exceed ten percent (10.0%) of the Net Value of all Receivables purchased pursuant to this Agreement;

         (n) the Purchaser shall have successfully syndicated or participated out a not less than $55,000,000 of the Purchase Commitment as determined by the Purchaser in its sole and exclusive discretion;

         (o) the Purchaser shall have determined, in good faith, that it has received any and all consents, documents, items or agreements reasonably necessary and in a form acceptable to the Purchaser which pertain to any International Receivables or the Purchaser's contemplated purchase thereof;

         (p) the Seller shall (i) timely file all tax returns which Seller is required by law to file or has obtained valid extensions therefor and all taxes and other sums owing by Seller to any governmental authority have been fully paid, (ii) maintain adequate reserves to pay such tax liabilities as they accrue, (iii) delivered to Purchaser satisfactory evidence that Seller is in good standing and material compliance with any and all relevant taxing, administrative, regulatory and/or Governmental Authorities; and

         (q) As of the initial Purchase Date, the Purchaser shall have received background checks on certain of Seller's shareholders, directors, officers or manages, the results of which shall be satisfactory to the Purchaser in its sole discretion.

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      ARTICLE IV - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

         Section 4.1. REPRESENTATIONS, WARRANTIES AND COVENANTS AS TO THE SELLER. The Seller represents and warrants to the Purchaser, as of the date of this Agreement and as of each subsequent Purchase Date, as follows:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business and is in good standing in each jurisdiction in which it is doing business, except where the failure to be so qualified would not result in a material adverse effect on the Seller or its business or financial condition, and has the power and authority to own and convey all of its properties and assets and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated thereby; and each is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms;

         (b) The execution, delivery and performance by the Seller of this Agreement and the Related Documents and the transactions contemplated thereby
(i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default under (A) any contractual restriction contained in any loan or other agreement or instrument binding on or affecting the Seller or its property; or (B) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property and (iii) does not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller (other than in favor of the Purchaser as contemplated hereunder);

         (c) There is no court order, judgment, writ, pending or threatened action, suit or proceeding, of a material nature against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby,
(iii) seeking any determination or ruling that might materially and adversely affect the Seller, this Agreement, the Related Documents, the Receivables, the Contracts or any LOA, or (iv) asserting a claim for payment of money in excess of $100,000;

         (d) The primary business of the Seller is the provision of telecommunication services and/or equipment. All license numbers issued to the Seller by any Governmental Authority are set forth on Schedule 1 and the Seller has complied in all material respects with all applicable laws, rules, regulations, orders and related Contracts and all restrictions contained in any agreement or instrument binding on or affecting the Seller, and has and maintains all permits, licenses, certifications, authorizations, registrations, approvals and consents of Governmental Authorities or any other party necessary for the business of the Seller and each of its Subsidiaries;

         (e) The Seller (i) has filed on a timely basis all tax returns (federal, state, and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments, and other governmental charges due from the Seller; (ii) the financial statements of the Seller, copies of which have been furnished to the Purchaser, fairly present the financial condition of the Seller, all in accordance with generally accepted accounting principles(1) consistently applied except as noted in footnotes thereto; (iii) since September 30, 1999, there has been no material adverse change in any such condition, business or operations; and (iv) the Seller has delivered to the Purchaser (a) within 45 days after the end of each subsequent three-month period the financial statements, including balance sheet and income statement prepared in accordance with generally accepted accounting principles, of the Seller as of the end of such


------------------------
       (1)References herein to the preparation of financial statements in accordance with GAAP shall be deemed, in the case of unaudited financial statements, to refer to GAAP, subject to the absence of notes and to normal year-end audit adjustments.

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three-month period, certified by an officer of the Seller and accompanied by a management narrative summarizing circumstances and issues underlying such financial statements and facing the Seller going forward and (b) within 90 days after the end of the fiscal year of the Seller the financial statements, including balance sheet and income statement prepared by Arthur Andersen, LLP, or such other accounting firm of national repute;

         (f) All written or printed information furnished by or on behalf of the Seller to the Purchaser in connection with this Agreement is true and complete in all material respects and does not omit to state a material fact and the sales of Purchased Receivables under this Agreement are made by the Seller in good faith and without intent to hinder, delay or defraud present or future creditors of the Seller;

         (g) The Lockbox Accounts is the only Lockbox Accounts to which Payors have been or will be instructed to direct Receivable proceeds and each Payor of an Eligible Receivable has been directed upon its receipt of the notice attached hereto as Exhibit B, which such notice was mailed or provided to such Payors prior to the initial Purchase Date, to remit all payments with respect to such Receivable for deposit in the Lockbox Accounts;

         (h) The principal place of business and chief executive office of each respective Seller are located at the address of such Seller set forth under its signature below and there are not now, and during the past four months there have not been, any other locations where such Seller is located (as that term is used in the UCC) or keeps Records except as set forth in the designated space beneath its signature line in this Agreement and at such office locations set forth on the attached Schedule 4.1(h);

         (i) The legal name of the Seller is as set forth at the beginning of this Agreement and the Seller has not changed its legal name in the last six years, and during such period, the Seller did not use, nor does the Seller now use any tradenames, fictitious names, assumed names or "doing business as" names other than those appearing on the signature page of this Agreement;

         (j) The Seller has not done anything to impede or interfere with the collection by the Purchaser of the Purchased Receivables and has not amended, waived or otherwise permitted or agreed to any deviation from the terms or conditions of any Purchased Receivable or any related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, Contract or LOA so as to (i) create an Adverse Claim with respect to any Receivable or (ii) materially affect the ability of Subservicer or the Purchaser to act in its capacity as such; and has not allowed any invoice due and owing by the Seller relating to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement to become any more than thirty (30) days past due;

         (k) For federal income tax reporting and accounting purposes, the Seller will treat the sale of each Purchased Receivable pursuant to this Agreement as a sale of, or absolute assignment of its full right, title and ownership interest in such Purchased Receivable to the Purchaser;

         (l) All computer software, equipment and/or related systems that either relate to the Purchased Receivables, include imbedded date sensitive software or are utilized by Seller in connection with and are material to the operation of its business are "Year 2000 Compliant." For purposes hereof, "Year 2000 Compliant" shall mean that the applicable computer software will (a) function properly and without material interruption before, during, and immediately after January 1, 2000; (b) accurately process date and time data (including calculating, comparing, and sequencing) between the twentieth and twenty-first centuries and between the years 1999 and 2000; (c) will respond to two-digit year input in a way that resolves ambiguity as to century in a defined and predetermined manner; and (d) will store and provide output of date information in ways that are unambiguous as to century.

         (m) The assets of the Seller, collectively, represent substantially all of the assets associated with Star Telecommunications, Inc., its Affiliates or any entity related thereto.

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         Section 4.2. REPRESENTATIONS AND WARRANTIES OF THE SELLER AS TO
PURCHASED RECEIVABLES. With respect to each Purchased Receivable sold pursuant to this Agreement the Seller represents and warrants, as of the date hereof and as of each subsequent Purchase Date, as follows:

         (a) Such Purchased Receivable (i) includes all the Required Information; (ii) is the obligation of an Eligible Payor, provided, that, unless the Purchaser otherwise agrees in writing, the obligation of each respective Payor to the Seller does not comprise more than five percent (5.0%) of the Net Value of all Purchased Receivables or more than $200,000 except for those Receivables to be purchased from entities listed on Schedule 3 (which, to the extent a Receivable is purchased by the Purchaser, the Purchaser shall be deemed to have provided its written consent to the Seller); (iii) was created by the provision or sale of telecommunication services or equipment by the Seller in the ordinary course of its business; (iv) has a Purchase Date no later than 90 days from its Billing Date; (v) is not a Purchased Receivable which with respect to which, as of any Determination Date, payment by the Payor of such Receivable has been received and is not duplicative of any other Receivable; and (vi) is owned by the Seller free and clear of any Adverse Claim, and the Seller has the right to sell, assign and transfer the same and interests therein as contemplated under this Agreement and no consent other than those secured and delivered to the Purchaser on or prior to the Closing Date from any Governmental Authority, the Payor, a Carrier, the Billing and Collection Agent, the Clearinghouse Agent or any other Person shall be required to effect the sale of any such Purchased Receivable;

         (b) The Billed Amount of such Purchased Receivable is payable in United States Dollars and the Eligible Receivable Amount with respect thereto, unless the Purchaser and Seller otherwise agree in writing, is not in excess of $200,000 with respect to any one individual Payor of any Payor Class other than an Eligible Receivable payable under a Billing and Collection Agreement as set forth on the attached Schedule 3, and is net of any adjustments or other modifications contemplated by any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise and neither the Receivable nor the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or Contract has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Payor, the Carrier, the Clearinghouse Agent or the Billing and Collection Agent, and is not subject to compromise, adjustment, termination or modification, whether arising out of transactions concerning the Contract, any Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement or otherwise; and

         (c) There are no procedures or investigations pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable, Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, LOA or such Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Receivable or payment and performance of the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA, or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or the related Carrier Agreement, Clearinghouse Agreement, Billing and Collection Agreement, or such other Contract or LOA.

         Section 4.3. NEGATIVE COVENANTS OF THE SELLER. The Seller shall not, without the written consent of the Purchaser, which such consent shall not be unreasonably withheld:

         (a) Sell, assign or otherwise dispose of, or create or suffer to exist any Adverse Claim or lien upon its capital stock, any Receivable and related Contracts, its Customer Base, the Lockbox Accounts, the Collection Account, or any other account in which any Collections of any Receivable are deposited, or assign any right to receive income in respect of any Receivable;

         (b) Submit or permit to be submitted to Payors any invoice for telecommunication services or equipment rendered by or on behalf of Seller which contains a "pay to" address other than the Lockbox Accounts;

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         (c) Make any change to (i) the location of its chief executive office or the location of the office where Records are kept or (ii) its corporate name or use any tradenames, fictitious names, assumed names or "doing business as" names;

         (d) Enter into or execute any Clearinghouse Agreement or Billing and Collection Agreement (other than those listed on Schedule 3 hereof) or any amendment or modification thereof; or

         (e) In the event Seller has failed to timely pay any amounts due and owing Purchaser hereunder and the expiration of any applicable cure period, other than as relates to Collections in respect of Purchased Receivables, the Seller shall not pay to or compensate any of the following executive officers:
Chris Edgecomb, Mary Casey, Vaughn Crumley, Jim Colsund or Kelly Enos, or any member of such person's family, any additional compensation in the form of a bonus, stock options or other similar incentive compensation, and shall suspend any then existing bonus and incentive compensation payment structure, until such time as all amounts then due and owing Purchaser have been satisfied.

         Section 4.4. REPURCHASE OBLIGATIONS. Upon discovery by any party to this Agreement of a breach of any representation or warranty in Sections 4.1 or
4.2 of this Article IV which materially and adversely affects the value of a Purchased Receivable or the interests of the Purchaser therein (herein a "Rejected Receivable"), the party discovering such breach shall give prompt written notice to the other parties to this Agreement. Thereafter, on the next Purchase Date, the Net Value of the Rejected Receivables shall be deducted from the amount otherwise payable to the Seller pursuant to Section 2.3 and deposited in the Collection Account in satisfaction of the Rejected Receivable Amount and, provided the full Net Value of such Rejected Receivables is deposited in the Collection Account, such Rejected Receivables shall then be considered to have been repurchased by the Seller. In the event that the full Net Value of such Rejected Receivables is not deposited in the Collection Account pursuant to the foregoing sentence, the Purchaser shall deduct any such deficiency from the Excess Collection Amount or make demand upon the Seller to pay any such deficiency to the Purchaser for deposit to the Collection Account. Upon full payment of the amounts set forth above to the Collection Account, the Seller will be deemed to have repurchased such Rejected Receivable.

                       ARTICLE V - ACCOUNTS ADMINISTRATION

         Section 5.1. COLLECTION ACCOUNT. The Purchaser acknowledges that certain amounts deposited in the Collection Account may relate to Receivables other than Purchased Receivables and that such amounts continue to be owned by the Seller. All such amounts shall be administered in accordance with Section 5.3.

         Section 5.2. DETERMINATIONS OF THE PURCHASER. On each Determination Date, the Purchaser will determine, in good faith, the following:

         (a) the Net Value of all Purchased Receivables which have become Rejected Receivables since the prior Purchase Date and which have not been repurchased or offset in the manner set forth in Section 4.4 (the "Rejected Receivable Amount");

         (b) the amount of Collections up to the Purchase Price of all Purchased Receivables received since the prior Determination Date (the "Paid Receivables Amount");

         (c) the Net Value of all Purchased Receivables which have become Defaulted Receivables since the prior Purchase Date (the "Defaulted Receivable Amount" or "Credit Deficiency");

         (d) the aggregate amount deposited in the Collection Account in excess of the Purchase Price of each Purchased Receivable, including Collections pertaining to Receivables not purchased under this Agreement, since the prior Determination Date (the "Excess Collection Amount");

         (e) the Net Value of all Purchased Receivables less the Rejected Receivable Amount and the Defaulted Receivable Amount as of the current Determination Date; and

         (f) the amount of any accrued and unpaid Program Fee.

         The Purchaser's determinations of the foregoing amounts shall be made in good faith and shall be deemed conclusive in the absence of manifest error. The Purchaser shall notify the Seller of such good faith determinations.

         Section 5.3. DISTRIBUTIONS FROM ACCOUNTS. (a) On each Determination Date, following the determinations set forth in Section 5.2, the Purchaser will make the following withdrawals and deposits:

                  (i) withdraw the Paid Receivables Amount and the Rejected Receivable Amount plus any outstanding Rejected Receivable Amount applicable to any prior period, to the extent such Rejected Receivable Amount is not paid to the Purchaser as a reduction in Purchase Price to be paid to the Seller, from the Collection Account and deposit such amount in the Purchase Account;

                  (ii) withdraw the Defaulted Receivable Amount from the Seller Credit Reserve Account and deposit such amount in the Purchase Account;

                  (iii) withdraw the Excess Collection Amount from the Collection Account and deposit such amount in the Seller Credit Reserve Account to the extent that the Seller Credit Reserve Account is less than the Specified Credit Reserve Balance; and

                  (iv) withdraw the balance of the Excess Collection Amount from the Collection Account and, subject to any offset required under Section 5.3(b) of this Agreement, remit such amount by wire transfer to an account designated by the Seller; PROVIDED, HOWEVER, with respect to Receivables processed or cleared pursuant to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement, if applicable, any Excess Collection Amount shall be retained by the Purchaser in the Collection Account until such time that the Seller's billing cycle (or batch) to which such Excess Collection Amount applies is deemed closed by the Purchaser which, absent the occurrence of an Event of Seller Default and provided that the Purchaser has received information in sufficient form and format to allow the Purchaser to properly apply and/or post Collections against Purchased Receivables, will occur no later than the next immediate Purchase Date following such determination.

         (b) The full amount of the Purchase Price before any offsets shall be withdrawn from the Purchase Account and paid and administered as follows: (i) the Program Fee due and owing as of each respective Purchase Date shall be paid to the Purchaser, (ii) the amount, if any, by which the Seller Credit Reserve Account is less than the Specified Credit Reserve Balance as of such respective Purchase Date shall be deposited in the Seller Credit Reserve Account, (iii) the amount, if any, due and owing the Purchaser pursuant to Section 9.4 of this Agreement shall be paid to the Purchaser, and (iv) any remaining amount shall be paid to the Seller in accordance with Section 2.3 of this Agreement.

         (c) Until the Termination Date, with commercially reasonable best efforts on each Purchase Date or in any event within two Business Days of each Purchase Date, the Purchaser shall withdraw all amounts deposited hereunder (net of withdrawals required hereunder) from the Seller Credit Reserve Account which are in excess of the Specified Credit Reserve Balance and shall pay to the Purchaser all amounts due and owing the Purchaser in accordance with Sections 2.3, 4.4, 5.3, 8.1, 9.4 and any applicable Termination Fee, and pay the balance, if any, by wire transfer to an account designated by the Seller.

         Section 5.4. ALLOCATION OF MONEYS FOLLOWING TERMINATION DATE. (a) Upon the occurrence of a Termination Date hereunder, the Purchaser shall administer and monitor the Lockbox Accounts and any and all Collections and apply the amount of such Collections to the outstanding Net Value of Purchased Receivables. Following the Termination Date and the Purchaser's receipt of the Termination Fee, if applicable, from the Seller, the Purchaser shall, to the extent funds deposited hereunder (net of withdrawals required hereunder) are sufficient, withdraw an amount equal to the Program
Fee from the Seller Credit Reserve Account on each Purchase Date and deposit it in the Purchase Account. To the extent that such funds do not equal the Program Fee, the Seller shall deposit in the Purchase Account the balance of the Program Fee within five Business Days following demand therefor. To the extent any Purchased Receivable becomes a Defaulted Receivable, the Purchaser may withdraw an amount equal to such Defaulted Receivable Amount from the Seller Credit Reserve Account and deposit such amount in the Collection
Account, PROVIDED, HOWEVER, that such recourse is expressly limited to the monies which comprise the Seller Credit Reserve Account at the time of the Termination Date which shall not at any time exceed the Specified Credit
Reserve Balance. Thereafter, any Excess Collection Amount may not be used for deposit to the Seller Credit Reserve Account and shall be otherwise administered in accordance with this Agreement.

         (b) In any event, following the Termination Date and the Purchaser's receipt of the Termination Fee, if any, the Seller may, at its option, repurchase all previously Purchased Receivables which have not been fully paid by the respective Payors thereof by depositing with the Purchaser the then aggregate Net Value of such Purchased Receivables. Following such payment and any other amount due and owing the Purchaser under this Agreement, this Agreement shall be deemed terminated.

         (c) On the first Determination Date on which the aggregate Net Value of all Purchased Receivables (other than Defaulted Receivables) (i) is less than 10% of the aggregate Net Value of Purchased Receivables (other than Defaulted Receivables) on the Termination Date and (ii) is less than the aggregate amount remaining in the Seller Credit Reserve Account, the Purchaser shall withdraw an amount equal to such aggregate Net Value from such accounts and deposit it in the Purchase Account. Thereupon the Purchaser shall disburse all remaining amounts held in the Seller Credit Reserve Account to the Seller and all interests of the Purchaser in all Purchased Receivables owned by the Purchaser shall be reconveyed by the Purchaser to the Seller. Following such disbursement and reconveyance, this Agreement shall be deemed terminated.

                   ARTICLE VI - APPOINTMENT OF THE SUBSERVICER

         Section 6.1. APPOINTMENT OF THE SUBSERVICER. Subject to Section 6.5, as consideration for the Seller's receipt of that portion of the Excess Collection Amount relating to Purchased Receivables, the Purchaser hereby appoint the Seller and the Seller hereby accepts such appointment to act as Subservicer under this Agreement. The Subservicer may, with the prior consent of the Purchaser, which consent shall not be unreasonably withheld, subcontract with a subservicer for billing, collection, servicing or administration of the Receivables. Any termination or resignation of the Subservicer under this Agreement shall not affect any claims that the Purchaser may have against the Subservicer for events or actions taken or not taken by the Subservicer arising prior to any such termination or resignation.

         Section 6.2. DUTIES AND OBLIGATIONS OF THE SUBSERVICER. (a) The Subservicer shall service the Purchased Receivables and enforce the Purchaser's respective rights and interests in and under each Purchased Receivable and each related Contract or LOA; and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Purchased Receivable all in accordance with (i) customary and prudent servicing procedures for telecommunication receivables of a similar type, and (ii) all applicable laws, rules and regulations; and shall serve in such capacity until the termination of its responsibilities pursuant to Section 6.4 or 7. 1. The Subservicer shall at any time permit the Purchaser or any of its representatives to visit the offices of the Subservicer and examine and make copies of all Servicing Records;

         (b) The Subservicer shall notify the Purchaser of any action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or may be asserted by any Person with respect to any Purchased Receivable.

         (c) The Purchaser shall not have any obligation or liability with respect to any Purchased Receivables which may arise out of a related Contract, nor shall it be obligated to perform any of the obligations of the Subservicer hereunder.

         Section 6.3. SUBSERVICING EXPENSES. The Subservicer shall be required to pay for all expenses incurred by the Subservicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment or reimbursement therefor.

         Section 6.4. SUBSERVICER NOT TO RESIGN. The Subservicer shall not resign from the duties and responsibilities hereunder except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law and (b) there is no reasonable action which the Subservicer could take to make the performance of its duties hereunder permissible under applicable law evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Purchaser.

         Section 6.5. AUTHORIZATION OF THE PURCHASER. The Seller hereby acknowledges that the Purchaser (including any of its successors or assigns), shall retain the authority to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Purchaser to collect all amounts due under any and all Purchased Receivables, process all Collections, commence proceedings with respect to enforcing payment of such Purchased Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof. The Seller shall furnish the Purchaser (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Purchaser to carry out its servicing and administrative duties under this Agreement, and shall cooperate with the Purchaser to the fullest extent in order to facilitate the collectibility of the Purchased Receivables.

                     ARTICLE VII - EVENTS OF SELLER DEFAULT

         Section 7.1. EVENTS OF SELLER DEFAULT. If any of the following events (each, an "Event of Seller Default") shall occur and be continuing:

         (a) The Seller (either as Seller or Subservicer) shall materially fail to perform or observe any term, covenant or agreement contained in this Agreement for a period of ten days after delivery of notice from the Purchaser, or such longer period as may be required to enable such failure to be cured so long as the Seller commences the cure of such failure and notifies the Purchaser of such commencement within such ten day period and thereafter continues without interruption diligently to prosecute such cure to completion; provided, however, that if such failure (i) consists of or involves any diversion of funds in violation of this Agreement, (ii) poses an imminent threat of suspension or termination of services pursuant to any Carrier Agreement, or (iii) poses an imminent threat to the validity, effectiveness or priority of any of the Purchaser's ownership or security interests created pursuant to this Agreement, then, and in any of the circumstances specified in the immediately preceding clauses (i), (ii) and/or (iii), the period within which such failure may be cured shall be limited to three business days following Seller's actual or constructive knowledge of same;

         (b) The Seller or any Affiliate defaults: (i) whether as primary or secondary obligor, in the payment of any principal or interest on any obligation for borrowed money beyond any applicable grace period or, if such obligation is payable on demand, fails to pay such obligation upon demand; or (ii) in the observance of any covenant, term or condition contained in any agreement, if the effect of such default is to cause, or to permit any other party to such obligation to cause, all or part of such obligation to become due before its stated maturity;

         (c) An Insolvency Event shall have occurred and which has not been cured within thirty (30) days of such Insolvency Event;

         (d) There is a material breach of any of the representations and warranties of the Seller as stated in Sections 4.1 or 4.2 that has remained uncured for a period of 30 days, or, as such breach may pertain to a Purchased Receivable, has not been cured pursuant to Section 4.4;

         (e) Any Governmental Authority shall file notice of a lien with regard to any of the assets of the Seller or with regard to the Seller which remains undischarged for a period of 30 days;

         (f) As of the first day of any month, the aggregate Net Value of Purchased Receivables which became Defaulted Receivables or Rejected Receivables during the prior three month period shall exceed 10.0% of the Net Value of all Purchased Receivables then owned by the Purchaser at the end of each of such three months;

         (g) This Agreement shall for any reason cease to evidence the transfer to the Purchaser (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Purchased Receivables;

         (h) The termination of any Clearinghouse Agreement, if applicable, and/or any Carrier Agreement or Billing and Collection Agreement for any reason whatsoever absent the consummation of a substitute Clearinghouse Agreement, Carrier Agreement and/or Billing and Collections Agreement, as the case may be, within ten Business Days of the termination thereof, and/or, any invoice due and owing by the Seller relating to any Carrier Agreement, Clearinghouse Agreement or Billing and Collection Agreement has become more than thirty days past due; or

         (i) The amount deposited hereunder (net of withdrawals required hereunder) in the Seller Credit Reserve Account has remained at less than the Specified Credit Reserve Balance for fourteen consecutive days;

then and in any such event, the Purchaser may, by notice to the Seller declare that an Event of Seller Default shall have occurred and, the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, and the Purchaser shall make no further Purchases from the Seller. The Purchaser, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC and other applicable law, which rights shall be cumulative.

              ARTICLE VIII - INDEMNIFICATION AND SECURITY INTEREST

         Section 8.1. INDEMNITIES BY THE SELLER. (a) Without limiting any other rights that the Purchaser or any director, officer, employee or agent of the Purchaser (each an "Indemnified Party") may have under this Agreement or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to this Agreement or the ownership of the Purchased Receivables or in respect of any Receivable or any Contract, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party.

         (b) Any Indemnified Amounts subject to the indemnification provisions of this Section shall be paid to the Indemnified Party within five Business Days following demand therefor, together with interest at the lesser of 10% per annum or the highest rate permitted by law from the date of demand for such Indemnified Amount.

         Section 8.2 SECURITY INTEREST. The Seller hereby grants to the Purchaser a first priority perfected security interest in the Seller's Customer Base, including but not limited to, all past, present and future customer contracts, lists, agreements, LOA's or arrangements relating thereto; all of the Seller's right, title and interest in, to and under all of the Seller's Receivables not sold to the Purchaser hereunder, including all rights to payments under any related Contracts, contract rights, instruments, documents, chattel paper, general intangibles, LOA's or other agreements with all Payors and all the Collections, Records and proceeds thereof; any other obligations or rights of Seller to receive any payments in money or kind; all cash or non-cash proceeds of the foregoing; all of the right, title and interest of the Seller in and with respect to the goods, services or other property which gave rise to or which secure any of the foregoing as security for the timely payment and performance of any and all obligations the Seller or the Subservicer may owe the Purchaser under Sections 2.3, 4.4, 5.3, 8.1, 9.4 and any applicable Termination Fee and Purchase Commitment Fees, but excluding recourse for unpaid Purchased Receivables. This Section 8.2 shall constitute a security agreement under the UCC and any other applicable law and the Purchaser shall have the rights and remedies of a secured party thereunder. Such security interest shall be further evidenced by Seller's execution of appropriate UCC-1 financing statements prepared by and acceptable to the Purchaser, and such other further assurances that may be reasonably requested by the Purchaser from time to time.

         Section 8.3. FURTHER ASSURANCES. Seller covenants to execute such other assignments, security agreements, financing statements, and other documents that Purchaser may reasonably deem necessary to further evidence the obligations provided for herein or under this Agreement, or to perfect, extend, or clarify Purchaser's rights in the Purchased Receivables, including but not limited to International Receivables, or under this Agreement.

                           ARTICLE IX - MISCELLANEOUS

         Section 9.1. NOTICES, ETC. All notices, shall be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         Section 9.2. REMEDIES. No failure or delay on the part of the Purchaser to exercise any right hereunder shall operate as a waiver or partial waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 9.3. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Seller, the Subservicer, the Purchaser and their respective successors and permitted assigns. Neither the Seller nor the Subservicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser. Purchaser shall have the right, from time to time, without notice to Seller, to sell, assign or otherwise transfer its interest in this Agreement and the Purchased Receivables, either in whole or in part, to any other party or enter into participation arrangements with any other party. Seller authorizes Purchaser to deliver to potential assignees or participants Seller's financial information and all other information delivered to Purchaser pursuant to the terms of this Agreement so long as the potential transferee agrees in writing to comply with the confidentiality provision of this Agreement. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; PROVIDED, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Article IV and the indemnification and payment provisions of Article VIII shall be continuing and shall survive any termination of this Agreement.

         Section 9.4. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification under Article VIII, the Seller agrees to pay upon demand, all reasonable costs and expenses in connection with this Agreement and the other documents to be delivered hereunder, including, without limitation: (i) the periodic auditing of the Seller and the modification or amendment of this Agreement; (ii) the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect to (A) advising the Purchaser as to its rights and remedies under this Agreement or (B) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement or the other documents to be delivered hereunder; (iii) any and all accrued Program Fee and amounts related thereto not yet paid to the Purchaser; (iv) any and all Purchase Commitment Fees and amounts related thereto not yet paid to the Purchaser; and
(v) any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         (b) If the Seller or the Subservicer fails to pay any Lockbox Accounts fees or other charges or debits related to such accounts, or to pay or perform any agreement or obligation contained under this Agreement, the Purchaser may pay or perform, or cause payment or performance of, such agreement or obligation, and the expenses of the Purchaser incurred in connection therewith shall be payable by the party which has failed to so perform.

         Section 9.5. AMENDMENTS; WAIVERS; CONSENTS. No modification, amendment or waiver of, or with respect to, any provision of this Agreement or the Related Documents, shall be effective unless it shall be in writing and signed by each of the parties hereto. This Agreement, the Related Documents and the documents referred to therein embody the entire agreement among the Seller, the Subservicer and the Purchaser, and supersede all prior agreements and understandings relating to the subject hereof, whether written or oral.

         Section 9.6. GOVERNING LAW; CONSENT TO JURISDICTION. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OHIO.

         (b) THE SELLER AND THE SUBSERVICER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE SELLER AND THE SUBSERVICER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY, OR THE SUBSERVICER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE SELLER AND THE SUBSERVICER EACH HEREBY AGREE THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE

THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO AND AGREE NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM.

         Section 9.7. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 9.8. CONFIDENTIALITY. The Purchaser and Seller understand and agree to keep confidential, and shall cause its respective directors, officers, shareholders, employees, agents, and attorneys to keep confidential the terms and conditions of this Agreement, all documents referenced herein and the respective terms thereof, and any communication between the parties regarding this Agreement or the services to be provided hereunder hereby, except to the extent that (a) any party makes any disclosure to his or its auditors, attorneys or other professional advisors, (b) any disclosure is otherwise required by law or pursuant to any rule or regulation of any federal, state or other governmental authority or regulatory agency, provided that Seller provides prior written notice thereof or (c) any party is in receipt of the prior written consent of the other with respect to any compromise of the confidentiality contemplated hereunder. Purchaser and Seller further understand and agree that the violation by a party of the foregoing shall entitle the other party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

         Section 9.9. THIRD PARTY CONSULTATION. The Seller hereby agrees and acknowledges that it has had the opportunity to seek out and consult with legal counsel and/or independent business advisors of its own choosing in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement, or any part hereof, to be drafted.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

               STAR TELECOMMUNICATIONS, INC., a Delaware corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            President

               Address at which the chief executive office is located:

               Address: 223 East De La Guerra
                        Santa Barbara, CA  93101
               Attention:                 John Pasini
               Phone number:              805/889-1962
               Telecopier number:         805/889-2972

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               Star Vending, Inc.

               PT-1 LONG DISTANCE, INC., a Delaware, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            Chief Executive Officer

               Address at which the chief executive office is located:

               Address: 30-50 Whitestone Expressway
                        Flushing, NY  11354
               Attention:         Mary Casey
                                  c/o STAR Telecommunications, Inc.
                                  223 E. De La Guerra
                                  Santa Barbara, CA  93101
               Phone number:      805/889-1962
               Telecopier number: 805/889-2972

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               None

               PT-1 COMMUNICATIONS, INC., a New York corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            Chief Executive Officer

               Address at which the chief executive office
              is located:

               Address: 30-50 Whitestone Expressway
                        Flushing, NY  11354
               Attention:          Mary Casey
                                   c/o STAR Telecommunications, Inc.
                                   223 E. De La Guerra
                                   Santa Barbara, CA  93101
               Phone number:       805/889-1962
               Telecopier number:  805/889-2972

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               None

               HELVEY COM, INC., a California corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            President

               Address at which the chief executive office is located:

               Address: 223 E. De La Guerra
                        Santa Barbara, CA  93101
               Attention:                 Mary Casey
               Phone number:              805/889-1962
               Telecopier number:         805/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               None

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               None

               CEO CALIFORNIA TELECOMMUNICATIONS, INC., a
               California corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            President

               Address at which the chief executive office is located:

               Address: 223 E. De La Guerra
                        Santa Barbara, CA  93101
               Attention:                 Mary Casey
               Phone number:              850/889-1962
               Telecopier number:         850/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               CEO Telecom

               AS TELECOMMUNICATIONS, INC., an Arizona corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            Chief Financial Officer

               Address at which the chief executive office is located:

               Address: 3030 North Central Avenue, Suite 702
                        Phoenix, AZ  85012
               Attention:          Mary Casey
                                   c/o STAR Telecommunications, Inc.
                                   223 E. De La Guerra
                                   Santa Barbara, CA  93101
               Phone number:       850/889-1962
               Telecopier number:  850/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               ALLSTAR Telecom

               CEO TELECOMMUNICATIONS, INC., a California corporation, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            President

               Address at which the chief executive office is located:

               Address: 12440 Firestone Blvd., Suite 3000
                        Norwalk, CA  90650
               Attention:          Mary Casey
                                   c/o STAR Telecommunications, Inc.
                                   223 East De La Guerra
                                   Santa Barbara, CA  93101
               Phone number:       850/889-1962
               Telecopier number:  850/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               See Schedule 4.1(h)

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               CEO Telecom

               STAR EUROPE, LIMITED, organized under the laws of the United Kingdom, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Mary Casey
               Title:            President

               Address at which the chief executive office is located:

               Address: Kingsgate House
                        536 Kings Road
                        4th Floor
                        London, SW10  United Kingdom
               Attention:          Mary Casey
                                   c/o STAR Telecommunications, Inc.
                                   223 East De La Guerra
                                   Santa Barbara, CA  93101
               Phone number:       850/889-1962
               Telecopier number:  850/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               None

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               STAR Europe

               STAR TELECOMMUNICATIONS DEUTSCHLAND,
               GmbH, organized under the laws of Germany, as Seller and Subservicer

               By:
                      -------------------------------------
               Name:             Kelly Enos
               Title:            Chief Financial Officer

               Address at which the chief executive office is located:

               Address: Voltatrasse 1a
                        Frankfurt am Main, Germany
               Attention:          Mary Casey
                                   c/o STAR Telecommunications, Inc.
                                   223 East De La Guerra
                                   Santa Barbara, CA  93101
               Phone number:       850/889-1962
               Telecopier number:  850/889-3842

               ADDITIONAL LOCATIONS AT WHICH THE SELLER DOES
               BUSINESS AND MAINTAINS RECORDS:

               ----------------------------------------------
               ----------------------------------------------
               ----------------------------------------------

               ADDITIONAL NAMES UNDER WHICH SELLER DOES BUSINESS:

               STAR Germany

               RFC CAPITAL CORPORATION

               By:
                      -------------------------------------
               Name:             Mark D. Quinlan
               Title:            Vice President

               Address: 130 East Chestnut Street
                        Suite 400
                        Columbus, OH  43215
               Attention:        Mark D. Quinlan
               Phone number:              (614) 229-7979
               Telecopier number:         (614) 229-7980